UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2012

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2012, Encore Capital Group, Inc. (the “Company”) entered into an amendment to the Credit Agreement dated as of February 8, 2010 (as previously amended by (i) Amendment No. 1 dated as of September 20, 2010, (ii) Amendment No. 2 dated as of September 21, 2010 and (iii) Amendment No. 3 dated as of March 25, 2011), by and among the Company, the financial institutions listed on the signature pages thereto, and JPMorgan Chase Bank, N.A., as collateral agent and administrative agent (the “Amendment”). The Amendment adds new lenders and amends certain provisions of the Credit Agreement to (a) increase the aggregate revolving loan commitment by $115 million from $410.5 million to $525.5 million and (b) increase the accordion feature by an additional $100 million thereby resulting in a maximum of $625.5 million that can be borrowed under the facility.

The foregoing summary of the Amendment does not comport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The information provided above under Item 1.01 is hereby incorporated in this Item 2.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2012 Mr. Richard A. Mandell notified the Company that he will not be standing for re-election for the coming year. Mr. Mandell’s service as a director will end effective the date of the annual meeting of stockholders to be held in 2012, at which time all other directors will stand for re-election. Mr. Mandell’s decision is not due to any disagreement with the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 4, dated as of April 10, 2012, to Credit Agreement, dated as of February 8, 2010, by and among the Company, the financial institutions listed on the signature pages thereto, and JPMorgan Chase Bank, N.A. as collateral agent and administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: April 16, 2012	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

10.1	Amendment No. 4, dated as of April 10, 2012, to Credit Agreement, dated as of February 8, 2010, by and among the Company, the financial institutions listed on the signature pages thereto, and JPMorgan Chase Bank, N.A. as collateral agent and administrative agent.